Exhibit 99.1
FOR IMMEDIATE RELEASE
Media Contact:
Steve Zivanic
QLogic Corporation
408.667.8039
steve.zivanic@qlogic.com
Investor Contact:
Simon Biddiscombe
QLogic Corporation
949.389.7533
simon.biddiscombe@qlogic.com
QLOGIC REPORTS FIRST QUARTER
RESULTS FOR FISCAL YEAR 2010
ALISO VIEJO, Calif., July 21, 2009—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its first quarter financial results for the period ended June 28, 2009.
First Quarter Highlights
•	Net revenue: $122.8 million.

•	Net income: $15.0 million GAAP, $23.9 million non-GAAP.

•	Net income per diluted share: $0.13 GAAP, $0.20 non-GAAP.

•	Cash generated from operations: $16.9 million.

•	Cash and investment securities: $354.8 million as of June 28, 2009.
Financial Results
Net revenue for the first quarter of fiscal 2010 was $122.8 million compared to $168.4 million in the same quarter last year. Revenue from Host Products was $88.3 million during the first quarter of fiscal 2010 compared to $120.7 million in the same quarter last year. Revenue from Network Products was $25.0 million during the first quarter of fiscal 2010 compared to $29.9 million in the same quarter last year. Revenue from Silicon Products was $7.4 million during the first quarter of fiscal 2010 compared to $15.6 million in the same quarter last year.
Net income on a GAAP basis for the first quarter of fiscal 2010 was $15.0 million, or $0.13 per diluted share, compared to $31.6 million, or $0.24 per diluted share for the first quarter of fiscal 2009. Net income on a non-GAAP basis for the first quarter of fiscal 2010 was $23.9 million, or $0.20 per diluted share, compared to $42.0 million, or $0.31 per diluted share for the first quarter of fiscal 2009.

“We are pleased with the stability of the revenue from our Host and Network Products, which was consistent with our expectations,” said H. K. Desai, chief executive officer, QLogic. “We are also encouraged by the signs of stabilization within our business as demonstrated in the trends we are seeing from our OEM customers.”
QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures is presented in the accompanying financial schedules.
QLogic’s fiscal 2010 first quarter conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). H.K. Desai, chief executive officer, and Simon Biddiscombe, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (719) 325-4842, pass code: 4499133.
The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.

About QLogic
QLogic (Nasdaq: QLGC) is a global leader and technology innovator in high performance networking, including adapters, switches and ASICs. Leading OEMs and channel partners worldwide rely on QLogic products for their data, storage and server networking solutions. QLogic is a NASDAQ Global Select company and is included in the S&P 500. For more information, visit www.qlogic.com.
Disclaimer — Forward Looking Statements
This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: declines in information technology spending levels; potential fluctuations in operating results; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the networking markets served; potential adverse effects of server virtualization technology on the company’s business; potential adverse effects of increased market acceptance of blade servers; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; declines in the market value of the company’s investment securities; the complexity of the company’s products; sales fluctuations arising from customer transitions to new products; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; environmental compliance costs; international economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to attract and retain key personnel; difficulties in transitioning to smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; reliance on third party technology; the use of “open source” software in the company’s products; changes in regulations or standards regarding energy use of the company’s products; computer viruses and other tampering with the company’s computer systems; and facilities of the company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended
	June 28,	June 29,
	2009	2008
Net revenues	$122,775	$168,427
Cost of revenues	44,469	55,758

Gross profit	78,306	112,669

Operating expenses:
Engineering and development	34,078	34,367
Sales and marketing	19,465	22,945
General and administrative	8,314	7,576

Total operating expenses	61,857	64,888

Operating income	16,449	47,781

Interest and other income, net	2,924	1,539

Income before income taxes	19,373	49,320

Income taxes	4,410	17,673

Net income	$14,963	$31,647

Net income per share:
Basic	$0.13	$0.24
Diluted	$0.13	$0.24

Number of shares used in per share calculations:
Basic	118,860	132,548
Diluted	119,474	133,488

QLOGIC CORPORATION
RECONCILIATION OF GAAP NET INCOME TO
NON-GAAP NET INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended
	June 28,	June 29,
	2009	2008
GAAP net income	$14,963	$31,647
Items excluded from GAAP net income:
Stock-based compensation	9,560	7,805
Amortization of purchased intangible assets	2,210	3,392
Acquisition-related stock-based compensation	59	270
Gain on sales of previously impaired investment securities	(605)	—
Impairment of investment securities	—	2,698
Income taxes	(2,292)	(3,843)

Total non-GAAP adjustments	8,932	10,322

Non-GAAP net income	$23,895	$41,969

Net income per diluted share:
GAAP net income	$0.13	$0.24
Adjustments	0.07	0.07

Non-GAAP net income	$0.20	$0.31

Non-GAAP Financial Measures
The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.
The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a diluted per share basis.
Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.
The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.
For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.
A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

	Three Months Ended
	June 28,	June 29,
(unaudited – in thousands)	2009	2008
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$734	$479
Amortization of purchased intangible assets	1,402	2,552

Total cost of revenue adjustments	2,136	3,031

Operating expenses:
Engineering and development:
Stock-based compensation	4,967	4,175
Amortization of purchased intangible assets	—	31
Acquisition-related stock-based compensation	59	264
Sales and marketing:
Stock-based compensation	1,644	1,565
Amortization of purchased intangible assets	808	809
Acquisition-related stock-based compensation	—	6
General and administrative:
Stock-based compensation	2,215	1,586

Total operating expense adjustments	9,693	8,436

Interest and other income:
Gain on sales of previously impaired investment securities	(605)	—
Impairment of investment securities	—	2,698

Total interest and other income adjustments	(605)	2,698

Total non-GAAP adjustments before income taxes	11,224	14,165
Income taxes	(2,292)	(3,843)

Total non-GAAP adjustments	$8,932	$10,322

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	June 28, 2009	March 29, 2009
ASSETS
Current assets:
Cash and cash equivalents	$133,538	$203,722
Short-term investment securities	192,237	139,561
Accounts receivable, net	68,909	68,519
Inventories	29,937	40,293
Deferred tax assets	16,340	19,002
Other current assets	9,798	10,854

Total current assets	450,759	481,951

Long-term investment securities	29,048	34,986
Property and equipment, net	90,866	92,547
Goodwill	133,945	118,859
Purchased intangible assets, net	16,737	19,117
Deferred tax assets	28,069	28,785
Other assets	4,034	4,045

	$753,458	$780,290

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$27,788	$36,874
Accrued compensation	15,684	28,702
Accrued taxes	8,326	13,499
Deferred revenue	7,926	7,470
Other current liabilities	6,737	6,728

Total current liabilities	66,461	93,273

Accrued taxes	42,300	47,116
Deferred revenue	8,673	8,559
Other liabilities	4,837	4,797

Total liabilities	122,271	153,745

Stockholders’ equity:
Common stock	203	202
Additional paid-in capital	721,878	712,064
Retained earnings	1,208,690	1,193,727
Accumulated other comprehensive income	857	634
Treasury stock	(1,300,441)	(1,280,082)

Total stockholders’ equity	631,187	626,545

	$753,458	$780,290

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Three Months Ended
	June 28,	June 29,
	2009	2008
Cash flows from operating activities:
Net income	$14,963	$31,647
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,012	8,341
Stock-based compensation	9,560	7,805
Acquisition-related:
Amortization of purchased intangible assets	2,210	3,392
Stock-based compensation	59	270
Deferred income taxes	3,260	2,731
Net gain on sales of investment securities	(1,199)	(405)
Impairment of investment securities	—	2,698
Provision for losses on accounts receivable	14	24
Loss on disposal of property and equipment	11	84
Changes in operating assets and liabilities, net of acquisition:
Accounts receivable	312	(5,037)
Inventories	11,386	1,293
Other assets	(9)	(2,435)
Accounts payable	(9,140)	2,113
Accrued compensation	(12,748)	(10,458)
Accrued taxes	(10,030)	11,540
Deferred revenue	570	4,081
Other liabilities	(283)	143

Net cash provided by operating activities	16,948	57,827

Cash flows from investing activities:
Purchases of available-for-sale securities	(113,534)	(35,720)
Proceeds from sales and maturities of available-for-sale securities	64,056	45,077
Proceeds from disposition of trading securities	5,800	—
Purchases of property and equipment	(6,958)	(6,209)
Acquisition of business, net of cash acquired	(13,664)	—

Net cash provided by (used in) investing activities	(64,300)	3,148

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	1,700	3,648
Minimum tax withholding paid on behalf of employees for restricted stock units	(2,395)	(1,624)
Tax effect from issuance of stock under stock plans	(244)	(104)
Purchases of treasury stock	(20,959)	(28,140)
Payoff of line of credit assumed in acquisition	(934)	—

Net cash used in financing activities	(22,832)	(26,220)

Net increase (decrease) in cash and cash equivalents	(70,184)	34,755

Cash and cash equivalents at beginning of period	203,722	160,009

Cash and cash equivalents at end of period	$133,538	$194,764

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the company’s revenue components is as follows:

	Three Months Ended
	June 28,	June 29,
	2009	2008
Host Products	$88,329	$120,650
Network Products	24,976	29,903
Silicon Products	7,401	15,555
Royalty and Service	2,069	2,319

	$122,775	$168,427

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended
	June 28,	June 29,
	2009	2008
United States	$60,830	$80,625
Europe, Middle East and Africa	28,412	41,025
Asia-Pacific and Japan	26,257	35,932
Rest of world	7,276	10,845

	$122,775	$168,427